UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 19, 2010 (March 17, 2010)

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12302 (Commission File Number)	06-1196501 (IRS Employer Identification No.)

122 Fifth Avenue, New York, New York (Address of principal executive offices)	10011 (Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with William J. Lynch, Jr.

Effective on March 17, 2010 (the “Lynch Effective Date”), Barnes & Noble, Inc. (the “Company”) entered into an employment agreement with William J. Lynch, Jr. (the “Lynch Agreement”), pursuant to which he will serve as the Chief Executive Officer of the Company.  Mr. Lynch was previously employed by the Company since February 2009 pursuant to an employment agreement, dated as of January 6, 2009 (the “Prior Lynch Agreement”).  The Lynch Agreement supersedes the Prior Lynch Agreement.  The term of the Lynch Agreement will be for the period beginning on the Lynch Effective Date and ending on the third anniversary of the Lynch Effective Date, and the term will automatically renew for additional periods of one year, unless either party gives the other party 90 days’ written notice.

Pursuant to the Lynch Agreement, Mr. Lynch agrees to serve as the Company’s Chief Executive Officer, reporting directly to the Company’s Board of Directors.  Mr. Lynch will be entitled to an annual base salary of $900,000, or such higher amount as determined by the Compensation Committee of the Company’s Board of Directors (the “Committee”).  In addition, Mr. Lynch will be entitled to participate in the Company’s Executive Performance Plan, with a target bonus amount of not less than 150% of his annual base salary, and will also be eligible for grants of equity-based awards under the Company’s 2009 Incentive Plan, as determined by the Committee.  Mr. Lynch will also receive any benefits to which he is entitled under the employee benefits plans that the Company provides for its employees and executive officers generally, as well as certain other benefits.

The Lynch Agreement also provides for grants of (a) 500,000 shares of restricted common stock of the Company, which will vest in two equal annual installments on the second and third anniversaries of the Lynch Effective Date, and (b) options to purchase 500,000 shares of the Company’s common stock, which will vest in three equal annual installments on the first three anniversaries of Lynch Effective Date.  Notwithstanding the foregoing, these equity award grants will vest immediately upon the occurrence of a “change in control”, or in the event that, during the term of the Lynch Agreement, he is terminated by the Company without “cause” or he terminates for “good reason”.

Mr. Lynch is an “at will” employee and will not be entitled to any severance benefits pursuant to the Lynch Agreement, except in the following circumstances.  In the event that his employment is terminated by the Company without “cause” or he terminates for “good reason”, subject to the execution of a release of claims against the Company, Mr. Lynch will be entitled to an amount equal to two times the sum of Mr. Lynch’s annual base salary, average bonus and benefits costs.  If, upon a “change in control”, such a termination of employment occurs during the greater of two years following the “change in control” and the remainder of the term of the Lynch Agreement, Mr. Lynch will be entitled to an amount equal to three times the sum described above.  Notwithstanding the foregoing, such severance payments in connection with a “change in control” will be reduced if a reduction would result in Mr. Lynch retaining a greater net-after tax amount following the application of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

The Lynch Agreement provides that Mr. Lynch will be subject to certain restrictive covenants regarding competition, solicitation, confidentiality and disparagement.  The non-competition and non-solicitation covenants apply during the term of the Lynch Agreement for the two-year period following termination of employment, and the confidentiality and non-disparagement covenants apply during the term of the Lynch Agreement and at all times thereafter.

The foregoing description of the Lynch Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Lynch Agreement filed as Exhibit 10.1 to this report and incorporated by reference herein.

Employment Agreement with Mitchell S. Klipper

Effective on March 17, 2010 (the “Klipper Effective Date”), the Company entered into an employment agreement with Mitchell S. Klipper (the “Klipper Agreement”), pursuant to which he will serve as the Chief Executive Officer - Barnes & Noble Retail of the Company.  Mr. Klipper was previously employed by the Company since February 2002 pursuant to an employment agreement, dated as of February 18, 2002 (as amended, the “Prior Klipper Agreement”).  The Klipper Agreement supersedes the Prior Klipper Agreement.  The term of the Klipper Agreement will be for the period beginning on the Klipper Effective Date and ending on the third anniversary of the Klipper Effective Date, and the term will automatically renew for additional periods of one year, unless either party gives the other party 90 days’ written notice.

Pursuant to the Klipper Agreement, Mr. Klipper agrees to serve as the Company’s Chief Executive Officer - Barnes & Noble Retail, reporting directly to the Company’s Chief Executive Officer.  Mr. Klipper will be entitled to an annual base salary of $900,000, or such higher amount as determined by the Committee.  In addition, Mr. Klipper will be entitled to participate in the Company’s Executive Performance Plan, with a target bonus amount of not less than 150% of his annual base salary, and will also be eligible for grants of equity-based awards under the Company’s 2009 Incentive Plan, as determined by the Committee.  Mr. Klipper will also receive any benefits to which he is entitled under the employee benefits plans that the Company provides for its employees and executive officers generally, as well as certain other benefits.

The Klipper Agreement also provides for grants of 500,000 shares of restricted common stock of the Company, which will vest in two equal annual installments on the second and third anniversaries of the Klipper Effective Date.  Notwithstanding the foregoing, these restricted shares will vest immediately upon the occurrence of a “change in control”, or in the event that, during the term of the Klipper Agreement, he is terminated by the Company without “cause” or he terminates for “good reason”.

Mr. Klipper is an “at will” employee and will not be entitled to any severance benefits pursuant to the Klipper Agreement, except in the following circumstances.  In the event that his employment is terminated by the Company without “cause” or he terminates for “good reason”, subject to the execution of a release of claims against the Company, Mr. Klipper will be entitled to an amount equal to two times the sum of Mr. Klipper’s annual base salary, average bonus and benefits costs.  If, upon a “change in control”, such a termination of employment occurs during the greater of two years following the “change in control” and the remainder of the term of the Klipper Agreement, Mr. Klipper will be entitled to an amount equal to three times the sum described above.   Notwithstanding the foregoing, such severance payments in connection with a “change in control” will be reduced if a reduction would result in Mr. Klipper retaining a greater net-after tax amount following the application of Section 280G of the Code.

The Klipper Agreement provides that Mr. Klipper will be subject to certain restrictive covenants regarding competition, solicitation, confidentiality and disparagement.  The non-competition and non-solicitation covenants apply during the term of the Klipper Agreement for the two-year period following termination of employment, and the confidentiality and non-disparagement covenants apply during the term of the Klipper Agreement and at all times thereafter.

The foregoing description of the Klipper Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Klipper Agreement filed as Exhibit 10.2 to this report and incorporated by reference herein.

Employment Agreement with Joseph J. Lombardi

Effective on March 17, 2010 (the “Lombardi Effective Date”), the Company entered into an employment agreement with Joseph J. Lombardi (the “Lombardi Agreement”), pursuant to which he will serve as the Chief Financial Officer of the Company.  Mr. Lombardi has served as Chief Financial Officer of the Company since May 2003.  The term of the Lombardi Agreement will be for the period beginning on the Lombardi Effective Date and ending on the third anniversary of the Lombardi Effective Date, and the term will automatically renew for additional periods of one year, unless either party gives the other party 90 days’ written notice.

Pursuant to the Lombardi Agreement, Mr. Lombardi agrees to serve as the Company’s Chief Financial Officer, reporting directly to the Company’s Chief Executive Officer.  Mr. Lombardi will be entitled to an annual base salary of $750,000, or such higher amount as determined by the Committee.  In addition, Mr. Lombardi will be entitled to participate in the Company’s Executive Performance Plan, with a target bonus amount of not less than 150% of his annual base salary, and will also be eligible for grants of equity-based awards under the Company’s 2009 Incentive Plan, as determined by the Committee.  Mr. Lombardi will also receive any benefits to which he is entitled under the employee benefits plans that the Company provides for its employees and executive officers generally, as well as certain other benefits.

The Lombardi Agreement also provides for grants of 150,000 shares of restricted common stock of the Company, which will vest in two equal annual installments on the second and third anniversaries of the Lombardi Effective Date.  Notwithstanding the foregoing, these restricted shares will vest immediately upon the occurrence of a “change in control”, or in the event that, during the term of the Lombardi Agreement, he is terminated by the Company without “cause” or he terminates for “good reason”.

Mr. Lombardi is an “at will” employee and will not be entitled to any severance benefits pursuant to the Lombardi Agreement, except in the following circumstances.  In the event that his employment is terminated by the Company without “cause” or he terminates for “good reason”, subject to the execution of a release of claims against the Company, Mr. Lombardi will be entitled to an amount equal to two times the sum of Mr. Lombardi’s annual base salary, average bonus and benefits costs.  If, upon a “change in control”, such a termination of employment occurs during the greater of two years following the “change in control” and the remainder of the term of the Lombardi Agreement, Mr. Lombardi will be entitled to an amount equal to three times the sum described above.  Notwithstanding the foregoing, such severance payments in connection with a “change in control” will be reduced if a reduction would result in Mr. Lombardi retaining a greater net-after tax amount following the application of Section 280G of the Code.

The Lombardi Agreement provides that Mr. Lombardi will be subject to certain restrictive covenants regarding competition, solicitation, confidentiality and disparagement.  The non-competition and non-solicitation covenants apply during the term of the Lombardi Agreement for the two-year period following termination of employment, and the confidentiality and non-disparagement covenants apply during the term of the Lombardi Agreement and at all times thereafter.

The foregoing description of the Lombardi Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Lombardi Agreement filed as Exhibit 10.3 to this report and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Employment Agreement dated March 17, 2010 between Barnes & Noble, Inc. and William J. Lynch, Jr.
10.2	Employment Agreement dated March 17, 2010 between Barnes & Noble, Inc. and Mitchell S. Klipper.
10.3	Employment Agreement dated March 17, 2010 between Barnes & Noble, Inc. and Joseph J. Lombardi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.

Date: March 19, 2010	By:	/s/ Joseph J. Lombardi
Name: Joseph J. Lombardi
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement dated March 17, 2010 between Barnes & Noble, Inc. and William J. Lynch, Jr.
10.2	Employment Agreement dated March 17, 2010 between Barnes & Noble, Inc. and Mitchell S. Klipper.
10.3	Employment Agreement dated March 17, 2010 between Barnes & Noble, Inc. and Joseph J. Lombardi.